UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 16, 2023

METROPOLITAN BANK HOLDING CORP.

(Exact Name of Registrant as Specified in Its Charter)

New York	001-38282	13-4042724
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

99 Park Avenue, New York, New York		10016
(Address of Principal Executive Offices)		(Zip Code)

(212) 659-0600

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name, Former Address and Former Fiscal Year, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c)

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MCB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

Regulatory Proceedings

Metropolitan Bank Holding Corp. (the “Company”) (NYSE: MCB) is the holding company for Metropolitan Commercial Bank (the “Bank”). There have been and continue to be ongoing investigations by governmental entities concerning a prepaid debit card product program that was offered by the Global Payments Group (“GPG”) of the Bank. These include investigations involving the Company and the Bank by the Board of Governors of the Federal Reserve System (the “FRB”) and certain state authorities, including the New York State Department of Financial Services (the “NYSDFS”). During the early stages of the COVID-19 pandemic, third parties used this prepaid debit card product to establish unauthorized accounts and to receive unauthorized government benefits payments, including unemployment insurance benefits payments made pursuant to the Coronavirus Aid, Relief, and Economic Security Act from many states. The Company ceased accepting new accounts from this program manager in July 2020 and exited its relationship with this program manager in August 2020. The Company has cooperated and continues to cooperate in these investigations and continues to review this matter.

As previously disclosed, the Bank has been in discussions with both the FRB and NYSDFS with respect to consensual resolutions of their investigations. The Bank entered into (i) an Order to Cease and Desist and Order of Assessment of a Civil Money Penalty Issued Upon Consent with the FRB (the “FRB Consent Order”), effective October 16, 2023, and (ii) a Consent Order with the NYSDFS (the “NYSDFS Consent Order”), effective October 18, 2023. The FRB Consent Order and NYSDFS Consent Order constitute separate consensual resolutions with each of the FRB and the NYSDFS with respect to their investigations. The FRB Consent Order and the NYSDFS Consent Order are filed with this Form 8-K and incorporated herein by reference.

The FRB Consent Order provides for a civil money penalty of $14,478,676 and requires the Bank’s board of directors to submit a plan to further strengthen board oversight of the management and operations of the GPG and the Bank to develop, among other things, a written plan to enhance the Bank’s customer identification program, a plan to improve the Bank’s customer due diligence program and a plan to enhance the Bank’s third party risk management program.  The NYSDFS Consent Order provides for a civil money penalty of $15 million and requires the Bank to provide certain information regarding the Bank’s program to supervise third-party program managers and various status reports regarding certain compliance-related matters in connection with the Bank’s oversight of third-party program managers of the Bank’s prepaid debit card program.

The Company is fully reserved with respect to the foregoing amounts payable to the FRB and NYSDFS through a regulatory settlement reserve disclosed in prior periods. Additional enforcement or other actions arising out of the prepaid debit card program in question, along with any other matters arising out of the foregoing program, could have a materially adverse effect on the Company and the Bank’s assets, business, cash flows, financial condition, liquidity, prospects and/or results of operations. Since 2020, the Bank has been actively working to enhance its processes and procedures so as to more effectively and efficiently address the concerns that arose.

Forward-Looking Statement Disclaimer

This release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Examples of forward-looking statements include but are not limited to the Company’s future financial condition and capital ratios, results of operations and the Company’s outlook and business. Forward-looking statements are not historical facts. Such statements may be identified by the use of such words as “may,” “believe,” “expect,” “anticipate,” “plan,” “continue” or similar terminology. These statements relate to future events or our future financial performance and involve risks and uncertainties that are difficult to predict and are generally beyond our control and may cause our actual results, levels of activity, performance, or achievements to differ materially from those expressed or implied by these forward-looking statements. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we caution you not to place undue reliance on these forward-looking statements. Factors which may cause our forward-looking statements to be materially inaccurate include, but are not limited to the following: the interest rate policies of the Board of Governors of the Federal Reserve System; inflation; an unexpected deterioration in our loan or securities portfolios; changes in liquidity, including the size and composition of our deposit portfolio, including the percentage of uninsured deposits in the portfolio; further deterioration in the financial condition or stock prices of financial institutions generally; unexpected increases in our expenses; different than anticipated growth and our ability to manage our growth; the lingering effects of the COVID-19 pandemic on our business and results of operation; unanticipated regulatory action or changes in regulations; potential recessionary conditions; unanticipated volatility in deposits; unexpected increases in credit losses or in the level of delinquent, nonperforming, classified and criticized loans; our ability to absorb the amount of actual losses inherent in our existing loan portfolio; an unanticipated loss of key personnel or existing customers; competition from other institutions resulting in unanticipated changes in our loan or deposit rates; an unexpected adverse financial, regulatory or bankruptcy event experienced by our non-bank financial service partners; unanticipated increases in FDIC costs; changes in regulations, legislation or tax or accounting rules, monetary and fiscal policies of the U.S. Government including policies of the U.S. Treasury; impacts related to or resulting from recent bank failures; an unexpected failure to successfully manage our credit risk and the sufficiency of our allowance, the credit and other risks from borrower and depositor concentrations (by geographic area and by industry); the current or anticipated impact of military conflict, terrorism or other geopolitical events; the costs, including possibly incurring fines, penalties or other negative effects (including reputational harm), of any adverse judicial, administrative, or arbitral rulings or proceedings, regulatory enforcement actions, or other legal actions; a failure in or breach of the Company’s operational or security systems or infrastructure, including cyberattacks; the failure to maintain current technologies, or to implement new technologies; the failure to maintain effective internal controls over financial reporting; the failure to retain or attract employees; and unanticipated adverse changes in our customers’ economic conditions or general economic conditions, as well as those discussed under the heading “Risk Factors” in our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q which have been filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended.

Forward-looking statements speak only as of the date of this release. We do not undertake (and expressly disclaim) any obligation to update or revise any forward-looking statement, except as may be required by law.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
99.1	Order to Cease and Desist and Order of Assessment of a Civil Money Penalty Issued Upon Consent with the Board of Governors of the Federal Reserve System
99.2	Consent Order with the New York State Department of Financial Services
99.3	Press Release
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

METROPOLITAN BANK HOLDING CORP.

Dated: October 19, 2023	By:	/s/ Gregory A. Sigrist
Gregory A. Sigrist
Executive Vice President and Chief Financial Officer